SUPPLEMENT TO THE SPARTAN(registered trademark) SHORT-TERM BOND FUND AND SPARTAN INVESTMENT GRADE BOND FUND NOVEMBER 24,1998 PROSPECTUS
The following information replaces the first sentence in the "Who May Want to Invest" section on page 4.
PROPOSED REORGANIZATION. The Board of Trustees of Spartan Short-Term Bond Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan Short-Term Bond Fund and Fidelity Short-Term Bond Fund.
The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Spartan Short-Term Bond Fund solely in exchange for the number of shares of Fidelity Short-Term Bond Fund equal in value to the relative net asset value of the outstanding shares of Spartan Short-Term Bond Fund. Following such exchange, Spartan Short-Term Bond Fund will distribute the Fidelity Short-Term Bond Fund shares to its shareholders pro rata, in liquidation of Spartan Short-Term Bond Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization"). The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Spartan Short-Term Bond Fund will be held on June 16, 1999, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Spartan Short-Term Bond Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Short-Term Bond Fund.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about June 24, 1999. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In the event Spartan Short-Term Bond Fund shareholders fail to approve the Agreement, Spartan Short-Term Bond Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Spartan Short-Term Bond Fund.
The following information replaces similar information found in the "Expenses" section on page 6.
SPARTAN SHORT-TERM BOND
MANAGEMENT FEE                  0.65%

12B-1 FEE                       NONE

OTHER EXPENSES                  0.00%

TOTAL FUND OPERATING EXPENSES   0.65%

SPARTAN INVESTMENT GRADE BOND
MANAGEMENT FEE (AFTER REIMBURSEMENT)                  0.50%

12B-1 FEE                                             NONE

OTHER EXPENSES                                        0.00%

TOTAL FUND OPERATING EXPENSES (AFTER REIMBURSEMENT)   0.50%

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
SPARTAN SHORT-TERM BOND
1 YEAR    $ 7

3 YEARS   $ 21

5 YEARS   $ 36

10 YEARS  $ 81

SPARTAN INVESTMENT GRADE BOND
1 YEAR    $ 5

3 YEARS   $ 16

5 YEARS   $ 28

10 YEARS  $ 63

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. Effective January 1, 1999, FMR has voluntarily agreed to reimburse Spartan Investment Grade Bond to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.50% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, would have been 0.65%, 0.00% and 0.65%, respectively for Spartan Investment Grade Bond.
The following information replaces similar information found in the "How to Buy Shares" section on page 24.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT
For Spartan Short-Term Bond $10,000
For Spartan Investment Grade Bond $25,000
TO ADD TO AN ACCOUNT
For Spartan Short-Term Bond $1,000
Through regular investment plansB $500
For Spartan Investment Grade Bond $1,000
For certain Fidelity retirement accountsA $1,000
Through regular investment plansB $500
MINIMUM BALANCE
For Spartan Short-Term Bond $5,000
For Spartan Investment Grade Bond $10,000
A FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE 28.